Exhibit 10.2

                              CONVERSION AGREEMENT

                  CONVERSION AGREEMENT, dated as of June __, 2001, by and between FIRSTPLUS FINANCIAL GROUP, INC., a Nevada corporation (the "Company") and those Certificateholders signatory hereto (the "Holders").

                             W I T N E S S E T H :
                             - - - - - - - - - -


         WHEREAS, the Company, as successor in interest to RAC Financial Group, Inc., and HSBC Bank USA (the "Trustee"), as successor in interest to Bank One, Columbus, N.A., are parties to the Indenture, dated as of August 20, 1996 (the "Indenture") relating to the Company's 7.25% Convertible Subordinated Notes Due 2003 (the "Notes");

         WHEREAS, the Company and the Trustee are parties to that certain Compromise and Settlement Agreement Between the Trustee, Certain Holders of 7.25% Convertible Subordinated Notes due 2003 and the Company and Related Entity and Persons (the "Settlement Agreement"), entered into effective April 17, 2000, whereby the parties agreed to resolve all issues and controversies among them regarding outstanding obligations under the Notes and the Indenture;

         WHEREAS, in connection with implementing the Settlement Agreement and the Modified Third Amended Plan of Reorganization of FirstPlus Financial, Inc. (the "Plan"), Case No. 99-31869-HCA-11 (Chapter 11), confirmed on April 7, 2000 by the United States Bankruptcy Court, Northern District of Texas, Dallas Division (the "Court"), the Court approved the Plan that contemplates an exchange of the Notes for Certificated Interests representing direct Obligations under the Plan (the "Certificates");

         WHEREAS, in connection with implementing the Settlement Agreement, the United States District Court for the Southern District of New York approved an Exchange Offer whereby the Noteholders exchange the Notes for Certificates issued pursuant to a supplemental indenture (the "Supplemental Indenture");

         WHEREAS, in exchange for a portion of the Claim (as defined in the Supplemental Indenture), certain Holders desire to have the ability to convert a portion of their Certificates into the Common Stock (as defined below) of the Company (the "Conversion Right") and the Company agrees to grant this Conversion Right to the Holders;

         NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties agree as follows:

         Section 1. Right to Convert. Subject to and upon compliance with the provisions of this Agreement, any Holder shall have the right, at the option of such Holder, at any time to convert Certificates representing up to one percent (1%) of the Units originally issued to such Holder pursuant to Section 2.4 of the Supplemental Indenture into shares of common stock, par value $.01 per share, of the Company (the "Common Stock") determined by dividing (i) the aggregate principal amount of the Notes exchanged for such one percent of Certificates


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surrendered  for  conversion  by  (ii)  $.02  (the  "Conversion  Rate")  or such
Conversion Rate as adjusted from time to time as provided in Section 3 below; provided, however, that in no event shall any such conversion result in the Trustee owning a Beneficial Interest (as defined in the Plan) worth less than $100. A Holder is not entitled to any rights of a shareholder of the Company until such Holder is registered as a holder of Common Stock and only to the extent such Certificates are deemed to have been converted to Common Stock under this Section.

         Section 2. Exercise of Conversion Privilege. In order to exercise this conversion privilege with respect to any Certificate, the Holder of any such Certificate to be converted in whole or in part, shall deliver, transfer and assign such Certificate, duly endorsed in blank or accompanied by a written instrument of transfer executed in blank in form satisfactory to the Company, to the Company, and shall give written notice of conversion in the form attached hereto as Exhibit A (or such other notice that is acceptable to the Company) to the Company and to the Trustee that the holder elects to convert such Certificate or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the Common Stock that shall be issuable on such conversion shall be registered. Each such Certificate delivered for conversion shall, unless the Common Stock issuable on conversion is to be issued in the name of the holder of such Certificate as it appears on the Certificate register, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney. As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Holder (as if such transfer were a transfer of the Certificate or Certificates (or portion thereof) so converted), the Company shall issue and shall deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Certificate or portion thereof in accordance with the provisions of this Section and a check in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 5. In case any Certificate representing more than 1,000 Units shall be surrendered for partial conversion, the Company shall execute and deliver to the Trustee for authentication and delivery to the Holder of the Certificate so surrendered, without charge to him, a new Certificate representing a number of Units equal to the unconverted Units of the surrendered Certificate pursuant to the terms of the Supplemental Indenture. In connection with any conversion of a Certificate, the Company shall, upon the request of the Trustee, promptly pay to the Trustee for payment, the amount, if any, required to pay the reasonable transfer charges attributable to the issuance of Common Stock upon conversion of any Certificate, including any tax or other governmental charge assessed in connection with such transfer.

         Section 3. Adjustment to Conversion Rate. In the event of any stock dividend, split, combination or reclassification directly affecting the then outstanding Common Stock, the Conversion Rate shall be proportionately adjusted upward to prevent dilution of the rights of the Holders, effective at the close of business on the date of such dividend, split, combination or reclassification. In the event the Common Stock shall be changed into another kind of capital stock or debt (otherwise then through a stock dividend, split, combination or reclassification) or shall represent the right to receive some other security or property, as a result of any capital reorganization or any merger or consolidation with another corporation in which the Company is not the surviving corporation, or any sale of all or substantially all of the assets of the Company


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

to another corporation, such debt shall (subject to further adjustment in conversion price as herein provided) thereafter entitle the Holders to acquire upon conversion hereof the kind and number of shares of stock or other securities or property to which the Holders would have been entitled if they had the Common Stock issuable upon the conversion of the debt evidenced by the Certificates immediately prior to such capital reorganization, merger, consolidation or sale of assets. If the Conversion Rate shall be adjusted as provided in this paragraph, the Company shall forthwith prepare a statement signed by the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the conversion rate that will be effective after such adjustment. The Company shall forthwith cause such statement to be sent by first class mail, postage prepaid, to Holder at its address appearing upon the Company's register.

         Section 4. Assignment. Each Holder hereby transfers, conveys and assigns to the Company an amount equal to four percent (4%) of each such Holder's rights, title, claims, and interest to the Claim (the "Assigned Interests"), and the Company hereby accepts such assignment from each Holder. Upon the execution and delivery hereof by the parties hereto, the Company shall, as of the date hereof, succeed to all of the rights, title, claims and interest of each Holder to the Assigned Interests. Each Holder further covenants and agrees to do or cause to be done all such further acts and shall execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, any and all such further deeds, assignments, transfers and conveyances, powers of attorney and assurances as the Company or the Trustee may reasonably require to carry out the transactions contemplated by this Section 4.

         Section 5. No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of any Certificate. Instead of any fractional share which would otherwise be issuable upon conversion, the Company will pay a cash adjustment with respect to such fractional share in an amount equal to the same fraction of the then effective Conversion Rate.

         Section 6. Shares Issued on Conversion. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy the Conversion Rights. Shares deliverable upon the conversion of the Certificates shall, at delivery, be fully paid and nonassessable, free from all taxes, liens and charges arising out of their issuance.

         Section 7. Governing Law. This Agreement shall be deemed to be a contract made under the substantive laws of New York and for all purposes shall be construed in accordance with the substantive laws of New York without regard to conflicts of laws principles thereof.

         Section 8. Conflicts. Notwithstanding the foregoing, to the extent that the provisions contained in this Agreement are in conflict with the Plan, the Trust Agreement, the Settlement Agreement or the Supplemental Indenture, the provisions in the Plan, the Trust Agreement, the Settlement Agreement and the Supplemental Indenture shall control.

         Section 9. Benefits of Agreement. Nothing in this Agreement, expressed or implied, shall give to any person, other than the parties hereto, any benefit or any legal or equitable right, remedy or claim under this Agreement.


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

         Section 10. Headings. The titles and headings of the articles and sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which will be taken to be an original, but such counterparts will together constitute one document.

                            [Signature page follows]


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly signed and attested, all as of the date first written above.

                                        FIRSTPLUS FINANCIAL GROUP, INC.



                                        By:      /s/ Daniel T. Phillips
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------





                                        DEEPHAVEN CAPITAL MANAGEMENT,
                                        As Holder


                                        By:      /s/ Shawn Bergerson
                                           -------------------------------------
                                        Name:    Shawn Bergerson
                                             -----------------------------------
                                        Title:   Sr. Vice President
                                              ----------------------------------


                                        CREDIT SUISSE FIRST BOSTON,
                                        formerly Donaldson, Lufkin & Jenrette
                                        As Holder


                                        By:      /s/ Thomas D'Mara
                                           -------------------------------------
                                        Name:    Thomas D'Mara
                                             -----------------------------------
                                        Title:   Managing Director
                                              ----------------------------------


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

                                    Exhibit A

                                 CONVERSION FORM

         The undersigned hereby:

         (1) Irrevocably elects to convert ______________ Units of the Certificated Interest of this Certificate into shares of the Common Stock of FirstPlus Financial Group, Inc. in accordance with the terms of said Certificate and the Conversion Agreement;

         (2) Requests that a certificate for such shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and

         (3) Requests that, if such Certificated Interest is not all of the unpaid principal amount under said Certificate, a new instrument of like tenor for the balance of the unpaid and unconverted principal amount of said Certificate be issued in the name of the undersigned and delivered to the undersigned at the address below.

Date:                                   SIGNATURE:
     -------------------------



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                                        (Please sign exactly as name appears on
                                        face of Certificate)

                                        Address:


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                                        Taxpayer Identification Number:



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